GUARANTY

GUARANTY made as of this 13th day of July, 2000, by **HEALTH-CHEM CORPORATION,** federal identification number 13-2682801, having its principal office at 460 Park Avenue, New York, New York 10022 (hereinafter referred to as "Guarantor").

WITNESSETH:

WHEREAS, pursuant to that certain Guaranty (the "Original Guaranty") dated as of May 23, 2000, Guarantor did guaranty to Mercury Capital Corp. ("Lender") payment and performance by Transderm Laboratories Corp. ("Borrower"), a Delaware corporation, having its principal place of business at 460 Park Avenue, New York, New York 10022 under (a) that certain Note (the "$500,000 Note"), dated May 23, 2000, in the principal amount of $500,000.00 given by Borrower in favor of Lender, (b) that certain Mortgage (the "Mortgage"), dated as of May 23, 2000, executed on behalf of Borrower, as mortgagor, in favor of Lender, as mortgagee, on premises situated in the Township of Manchester, County of York and State of Pennsylvania, commonly known by the address Sinking Springs Lane – Lot 2 (the "Premises"), and (c) that certain Assignment of Leases and Rents (the "Assignment"), dated as of May 23, 2000, between Borrower and Lender; and

WHEREAS, Borrower requested and Lender agreed to lend to Borrower the additional sum of One Hundred Sixty Five Hundred and 00/100 ($165,000.00) Dollars (the "Second Advance"), which Second Advance is evidenced by that certain note (the "$165,000 Note"), dated June 30, 2000, in the original principal amount of $165,000.00, and is secured by the Mortgage pursuant to that certain Mortgage Modification Agreement (the "First Mortgage Modification"), dated as of June 30, 2000; and

WHEREAS, Borrower has requested and Lender has agreed to lend to Borrower the additional sum of Nine Hundred Thirty Five Thousand and 00/100 ($935,000.00) Dollars (the "Third Advance"), which Third Advance is evidenced by that certain note (the "$935,000 Note"), dated July 13, 2000, in the original principal amount of $935,000.00, and is secured by the Mortgage pursuant to that certain Mortgage Modification Agreement (the "Second Modification"), dated as of July 13, 2000 (the Mortgage, as modified by the First Modification and by the Second Modification shall be hereinafter referred to as the "Mortgage"); and

WHEREAS, Lender agreed to accept Borrower's $500,000 Note, $165,000 Note and $935,000 Note, as modified and consolidated pursuant to that certain Consolidated Mortgage Promissory Note (the "Consolidated Note"), dated July 13, 2000, made by Borrower in favor of Lender in the consolidated principal sum of One Million Six Hundred Thousand and 00/100 ($1,600,000.00) Dollars, partially in reliance on the Original Guaranty and Guarantor's agreement to enter into this modified and re-stated guaranty of Borrower's payment and performance under (a) the $500,000 Note, $165,000 Note and $935,000 Note, as modified and consolidated by the Consolidated Note, (b) the Mortgage, and (c) the Assignment, as modified by that certain Modified Assignment of Leases and Rents, dated as of July 13, 2000 (as so modified, the "Assignment"). The Consolidated Note, Mortgage and Assignment are hereinafter collectively referred to as the "Loan Documents"; and

WHEREAS, Guarantor desires that Lender make the mortgage loan and has determined that the making of such loan will be in the best interests of Guarantor. Therefore, Guarantor is willing to give this Guaranty of all principal and interest to Lender to make such loan.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration received and to induce Lender to make such loan, Guarantor does hereby covenant, agree, represent and warrant to Lender as follows:

ARTICLE I

REPRESENTATIONS AND WARRANTIES OF GUARANTOR

Guarantor hereby represents and warrants that it has the power to enter into and perform this Guaranty, and neither this Guaranty, the execution, delivery and performance hereof, the

performance of the agreements herein contained nor the consummation of the transactions herein contemplated will violate any statute, ordinance, regulations, court order or decrees or order or decree of any other governmental authority or agency or any other agreement to which Guarantor is subject; this Guarantee constitutes a valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms; and all governmental approvals and consents required to be obtained to authorize the issuance of this Guaranty have been duly and validly issued and obtained.

ARTICLE II

AGREEMENT TO GUARANTEE

Section 2.1. Obligations Guaranteed.

(a) Guarantor hereby irrevocably and unconditionally guarantees to Lender the full and prompt:

(1) payment when due of the principal, interest and other sums due thereon, whether now existing or hereafter incurred, and all other obligations whenever incurred by Borrower to Lender with respect to the aforesaid loan, under or through the Loan Documents when and as the same shall become due and payable, whether at the stated maturity thereof, by acceleration, or otherwise; and

(2) payment and performance of all other obligations of Borrower under the Loan Documents and all other documents executed and/or delivered in connection with such loan including, without limitation, the full and indefeasible payment and performance when due of all now existing and future indebtedness, obligations or liabilities of Borrower to Lender, howsoever arising, whether direct or indirect, absolute or contingent, secured or unsecured, whether arising under any of the Loan Documents as now written or as amended or supplemented hereafter, or by operation of law or otherwise. Payments by Guarantor shall be paid upon demand in the lawful money of the United States of America.

(b) Each and every default in the payment of the principal or interest or any other sum due under or borrowing in accordance with the Loan Documents shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

(c) Guarantor further agrees that this Guaranty constitutes an absolute, unconditional, present and continuing **GUARANTEE OF PAYMENT AND NOT OF COLLECTION**, and waives any right to require that any resort be had by Lender to:

(1) any security (including, without limitation, the assignment of the collateral) held by or for its benefit for payment of the principal, interest or any other sums due under the Loan Documents;

(2) Lender's rights against any other person including Borrower or any other guarantor of such loan; or

(3) any other right or remedy available to Lender by contract, applicable law or otherwise.

It is the intent of this Guaranty that Lender shall have resort to Guarantor without resorting to any remedy against Borrower and without demand to it, as though Guarantor is primarily liable for the repayment of the indebtedness.

Section 2.2. Obligations Unconditional. The obligations of Guarantor under this Guaranty shall be joint and several, absolute and unconditional, and shall remain in full force and effect until the entire principal, interest and all other sums due under the Loan Documents have been paid in full and all costs and expenses, if any, referred to in Section 2.4 hereof shall

have been paid in full; and, to the extent permitted by law, the obligations of Guarantor hereunder shall not be affected, modified, released, or impaired by any state of facts or the happening from time to time of any event, including, without limitation, any of the following whether or not with notice to, or the consent of, Guarantor:

(a) the invalidity, irregularity, illegality or unenforceability of, or any defect in the Loan Documents;

(b) any present or future law or order of any government (dejure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect the Loan Documents;

(c) the compromise, settlement, release, extension, indulgence, change, modification (including without limitation, a change in the maximum amount which may be borrowed or in the maximum interest rate) or termination of any or all of the obligations, covenants or agreements of Borrower or any other guarantor other than by payment in full of the Loan Documents;

(d) the failure to give notice to Guarantor of the occurrence of any default or Event of Default under the terms and provisions of the Loan Documents except as otherwise provided in the Loan Documents;

(e) the actual or purported assignment of any of the obligations, covenants and agreements contained in this Guaranty;

(f) the waiver of the payment, performance or observance by Borrower or any other guarantor of any of the obligations, conditions, covenants or agreements or any or all of them contained in the Loan Documents;

(g) the receipt and acceptance by Lender of notes, checks, or other instruments for the payment of money made by Borrower and any extensions or renewals thereof;

(h) the extension of the time for payment of the principal, interest or any other sum due under the Loan Documents;

(i) the modification or amendment (whether material or otherwise but including, without limitation, any increase in principal amount of the rate of interest) of any term, duty, obligation, covenant or agreement set forth in the Loan Documents;

(j) the taking of or the omission to take any action referred to in the Loan Documents;

(k) any failure, omission, delay or lack of action on the part of Lender or any other person to enforce, assert or exercise any right, power or remedy conferred upon it under the Loan Documents;

(l) the voluntary commencement or the existence of an involuntary case or proceeding under the United States Bankruptcy Code or under any state of foreign bankruptcy, insolvency or similar statute affecting Borrower; the liquidation, dissolution, merger, consolidation, sale or other disposition of all or substantially all the assets of Borrower; the marshaling of assets and liabilities; receivership, insolvency, assignment for the benefit of creditors reorganization, arrangement, composition with creditors or readjustment of debts; or other similar events or proceedings affecting Borrower or any allegation or contest of the validity of this Guaranty or the Loan Documents in any such proceeding; it being specifically understood, consented and agreed to that this Guaranty shall remain and continue in full force and effect and shall be enforceable against Guarantor to the same extent and with the same force and effect as if such events and proceedings had not been instituted; and it is the intent and purpose of this Guaranty that Guarantor shall and does hereby waive all rights and benefits which might accrue to Guarantor by reason of any such proceedings;

(m) any impairment of any security by Borrower pledged under the Loan Documents or to secure this Guaranty, whether by negligence or otherwise (it being understood and agreed that there is no obligation on the part of Lender to preserve, protect, defend or maintain in any way any security or collateral);

(n) any impairment, whether by negligence or otherwise, of any rights or subrogation of Guarantor;

(o) the release, substitution or replacement whether or not in accordance with the terms of the Loan Documents of any property subject thereto or any redelivery, repossession, surrender or destruction of any such property, in whole or in part;

(p) any limitation on the liability or obligations of Borrower under the Loan Documents or any termination, cancellation, frustration, invalidity or unenforceability in whole or in part, except by reason of payment of all amounts due under the Loan Documents; or

(q) any failure of Lender to mitigate damages resulting from any default by Borrower under the Loan Documents.

Section 2.3 No Waiver of Set-Off; No Right to Jury Trial. No act of commission or omission of any kind or at any time upon the part of Lender or its successors and assigns, in respect of any matter whatsoever shall in any way impair the rights of Lender or any successor or assign to enforce any right, power or benefit under this Guaranty and no set-off, counterclaim, reduction or diminution of any obligation, or any defense of any kind or nature which Guarantor has or may have against Lender or any assignee or successor thereof shall be available hereunder to Guarantor in respect of any matter arising out of this Guaranty.

Section 2.4 Waiver of Notice; Expenses.

(a) Guarantor hereby expressly waives notice from Lender of its acceptance and reliance on this Guaranty. Guarantor agrees to pay all costs, fees, commissions and expenses (including, without limitation, all reasonable attorneys' fees) which may be incurred by Lender in enforcing or attempting to enforce this Guaranty following any default on the part of Guarantor hereunder, whether the same shall be enforced by suit or otherwise unless Lender is unsuccessful in enforcing the same.

(b) Guarantor hereby waives presentment of any instrument, demand of payment, protest and notice of non-payment or protest thereof.

Section 2.5 Restriction on the Guarantor. Guarantor agrees not to dispose of all or substantially all of his property, business or assets remaining after the execution and delivery of this Guaranty without fair consideration.

Section 2.6 Waiver of Subrogation. Until the obligations guaranteed hereby have been paid in full, Guarantor hereby waives any and all rights and claims of Guarantor against Borrower or any of Borrower's property in connection with claims arising out of any payment made by Guarantor pursuant to this Guaranty including but not limited to claims pursuant to rights of subrogation are hereby waived.

Section 2.7 Preferences, etc. If after receipt of any payment of, or proceeds applied to the payment of, all or any part of Borrower's indebtedness guaranteed hereby, Lender is for any reason compelled to surrender such payment or proceeds to any person, because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible set-off, or a diversion of trust funds, or for any other reason, then the obligations guaranteed hereby or part thereof intended to be satisfied shall be revived and continue and this Guaranty shall continue in full force as if such payment or proceeds had not been received by Lender and Guarantor shall be liable to pay to Lender, and hereby does indemnify Lender and hold Lender harmless for, the amount of such payment or

proceeds surrendered. The provisions of this paragraph shall survive the termination of this Guaranty.

ARTICLE III

NOTICE OF SERVICE OF PROCESS PLEADINGS AND OTHER PAPERS

Section 3.1. Service of Process and Notice. All notices to be given hereunder shall be deemed sufficiently served for all purposes hereunder if:

(a) sent to the respective parties, or in the case of Guarantor to its designated agent by certified mail, return receipt requested; or

(b) personally served on Guarantor or its agent or Lender; or

(c) by facsimile machine to any such persons, and shall be deemed to be delivered upon receipt.

Guarantor hereby designates and appoints, without revocation, Herzfeld & Rubin, P.C., 40 Wall Street, New York, New York 10005, as the agent of such Guarantor upon whom shall be served all process, pleadings, notices or other papers which may be served upon Guarantor as a result of any of his obligations under this Guaranty.

Any notice required to be sent to Guarantor, or any notice including process, pleadings or other papers served upon the foregoing agent shall be sent to each Guarantor at the addresses first set forth above or to such other address as Guarantor shall specify by delivery of notice as aforesaid to Lender. Any notice to Lender shall be addressed as follows: Mercury Capital Corp., 317 Madison Avenue, Suite 1100, New York, New York 10017, Attention: Marc Gleitman, FAX No. (212) 661-8831 (or at such other address as Lender shall specify to Guarantor), with a copy to Stacy G. Rom-Jensen, Esq., 317 Madison Avenue, Suite 1100, New York, New York 10017, FAX No. (212) 661-8831.

Section 3.2. Consent of Jurisdiction. Guarantor irrevocably and unconditionally:

(a) agrees that any suit, action or other legal proceeding arising out of this Guaranty may be brought in the courts of record of the State of New York or any Federal court in New York State, such courts shall have in personam jurisdiction of Guarantor in any such suit, action or other legal proceeding;

(b) consents to the jurisdiction of each such court in any such suit, action or other legal proceeding; and

(c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Guarantee to Become Effective. The obligations of Guarantor hereunder shall arise absolutely and unconditionally when the funds to be loaned are delivered by Lender as contemplated by the Consolidated Note and Mortgage.

Section 4.2 Remedies Not Exclusive. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other available remedy given under this Guaranty or hereafter existing at law or in equity. No delay or failure to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In the event any

provision contained in this Guaranty should be breached by Guarantor and thereafter duly waived by the Lender, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom, or course of dealing, but solely by an instrument in writing duly executed by Lender and Guarantor.

Section 4.3 Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections of this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.

Section 4.4 Applicable Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.

Section 4.5 Successors and Assigns. This Guaranty shall be binding upon, and be enforceable against Guarantor and their respective heirs and legal representatives and shall inure to the benefit of Lender, its successors or assigns.

Section 4.6 Gender. As used in this Guaranty, the masculine shall include the feminine as the context may require.

Section 4.7 Entire Agreement. This Guaranty sets forth the entire agreement and obligations of Guarantor and Lender and supersedes any and all other understandings (whether oral or written) between them.

Section 4.8 Counterparts. This Guaranty may be executed in two or more counterparts which, together, shall constitute one bound and duly obligated pursuant to the terms of this Guaranty, irrespective of whether the other Guarantor has executed a counterpart hereof.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

HEALTH-CHEM CORPORATION

By: ______________________
Name: Robert D. Speiser
Title: Executive Vice President